Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	May-07

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	6/29/07
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213     May 31, 2007

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	11,360,987	—			11,360,987	11,360,987	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	10,320,205				10,320,205	10,320,205	512,191,392	464,803,634
Interest Income/Other Income	27,144				27,144	27,144	43,884,766	30,533,385
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(1,928,602)	1,928,602			—			—
Proceeds from the Sale of Assets
							—	—
Total Receipts	8,418,747	1,928,602	—	—	10,347,349	10,347,349	602,378,557	495,337,019
Disbursements
Gross Payroll/Payroll Taxes		1,928,602			1,928,602	1,928,602	105,591,083	88,930,454
Sales, Use & Other Taxes	33,109				33,109	33,109	2,375,711	512,395
Inventory Purchases					—	—	—	—
Secured/Rental/Leases	208,652				208,652	208,652	5,706,011	1,007,282
Insurance/Payroll WH paid from operating accounts	52,654				52,654	52,654	1,092,155	954,379
Marketing					—	—	—	—
Property Maintenance/Utilities					—	—	—	—
Other (Attach List)	1,390,247				1,390,247	1,390,247	110,389,815	103,991,005
					—	—
Loan Proceeds/Expenses Related To Loans/Insurance	7,325,978				7,325,978	7,325,978	271,621,741	266,369,490
					—	—	—
Deposits to Lenders	—				—	—	75,185,504	2,500,000
Professional fees - Carve-out	558,506				558,506	558,506	40,096,718	39,324,100
US Trustee Quarterly Fees	70,250				70,250	70,250	1,149,551	1,010,500
Court Costs					—	—	—
Proceeds to Lender for sale of business units				—		—
Fees associated with sale of business units				—
							—
Total Disbursements	9,639,395	1,928,602	—	—	11,567,997	11,567,997	613,208,289	504,599,604
Net Cash Flow
(Receipts less Disbursements)	(1,220,648)	—	—	—	(1,220,648)	(1,220,648)	(10,829,732)	(9,262,586)
Cash - End of Month	10,140,338	—	—	—	10,140,338	10,140,338	10,140,339	10,140,339
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE							0	0

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY
Monthly Court Report for May-07	JOINTLY ADMINISTERED

		HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	11,360,986.63	10,282,020.48	—		1,078,966.15	(0.00)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	10,320,205.09	—			10,320,205.09	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	27,143.99	27,143.99			—	—
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	10,347,349.08	27,143.99	—	—	10,320,205.09	—

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	(1,314,496.60)			1,309,817.22	4,679.38
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	10,347,349.08	(1,287,352.61)	—	—	11,630,022.31	4,679.38

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	7,041,262.78	—			7,041,262.78	—
Expenses related to Loans\Thaxton Insurance Group	284,715.35	—			284,715.35	—

Subtotal - Loans	7,325,978.13	—	—		7,325,978.13	—

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	174,169.15	—			174,169.15	—
Bank Charges	16,727.16	120.88			16,606.28	—
Claims Funding*	126,703.22	—			126,703.22	—
Company Auto	13,368.42	—			13,368.42	—
Computer Costs	23,514.51	3,306.00			20,208.51	—
Dues And Subscriptions	1,705.35	—			1,705.35	—
Equipment Rental	3,591.94	—			3,591.94	—
Fixed Assets	96,201.89	—			96,201.89	—
Forms & Printing	30,121.09	—			30,121.09	—
Insurance	52,653.83	150.00			52,503.83	—
Meals & Entertainment	9,404.88	—			9,404.88	—
Miscellaneous	8,851.93	—			8,851.93	—
Office Expense	12,396.25	808.51			11,587.74	—
Postage	52,212.73	120.55			52,092.18	—
Prepaid Software ABS	24,594.42	—			24,594.42	—
Professional Fees - Ordinary Course	39,006.88	18,844.74			20,162.14	—
Rent	208,651.61	3,518.50			205,133.11	—
Repairs & Maintenance	35,897.67	225.00			35,672.67	—
Seminars & Meetings	1,990.75	—			1,990.75	—
Taxes & Licenses	33,108.72	11,452.82			21,655.90	—
Telephone	79,583.09	976.53			78,606.56	—
Travel	13,529.36	—			13,529.36	—
Utilities	47,584.82	339.00			47,245.82	—
Interest to Finova	—	—			—	—
Payroll Paid TTG	12,825.42	8,146.04			—	4,679.38
Payroll Paid SMC	1,915,776.54	—			1,915,776.54	—
Restructuring Officer	48,000.00	48,000.00			—	—
Insurance Renewal	5,859.40	—			5,859.40	—
Credit Insurance Payments	443,765.26	—			443,765.26	—
Deposit to Lender	—	—			—	—
US Trustee	70,250.00	70,250.00			—	—
Bankruptcy Professionals	558,506.00	558,506.00			—	—
Claims Payments	—	—
Other	32,541.95	2,238.00			30,303.95	—

Total Other Cash Disbursements	4,242,019.49	727,002.57	—		3,510,337.54	4,679.38

					—	—

TOTAL ALL CASH DISBURSEMENTS	11,567,997.62	727,002.57	—		10,836,315.67	4,679.38

	10,140,338.09	8,267,665.30	—		1,872,672.79	—

BANK ACCOUNT RECONCILED BALANCES:	10,140,338.09	8,267,665.30			1,872,672.79	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 6/29/07
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		11,360,986.63		—	11,360,986.63

TICO Cash Collected		—	—	—	—
SM Cash Collected		10,320,205.09	—	—	10,320,205.09
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		27,143.99	—	—	27,143.99
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	10,347,349.08	—	—	10,347,349.08

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(1,928,601.96)	1,928,601.96	—	(0.00)
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	8,418,747.12	1,928,601.96	—	10,347,349.08

Cash Disbursements - Loans
Loan Proceeds Checks		7,041,262.78			7,041,262.78
Expenses related to Loans\Thaxton Insurance Group		284,715.35			284,715.35

Subtotal - Loans		7,325,978.13	—	—	7,325,978.13

		—
Cash Disbursements - Other		—
Advertising		174,169.15		—	174,169.15
Bank Charges		16,727.16	—	—	16,727.16
Claims Funding*		126,703.22		—	126,703.22
Company Auto		13,368.42	—	—	13,368.42
Computer Costs		23,514.51	—	—	23,514.51
Dues And Subscriptions		1,705.35	—	—	1,705.35
Equipment Rental		3,591.94	—	—	3,591.94
Fixed Assets		96,201.89	—	—	96,201.89
Forms & Printing		30,121.09	—	—	30,121.09
Insurance		52,653.83	—	—	52,653.83
Meals & Entertainment		9,404.88	—	—	9,404.88
Miscellaneous		8,851.93	—	—	8,851.93
Office Expense		12,396.25	—	—	12,396.25
Postage		52,212.73	—	—	52,212.73
Prepaid Software ABS		24,594.42	—	—	24,594.42
Professional Fees-Ordinary Course		39,006.88	—	—	39,006.88
Rent		208,651.61	—	—	208,651.61
Repairs & Maintenance		35,897.67	—	—	35,897.67
Seminars & Meetings		1,990.75	—	—	1,990.75
Taxes & Licenses		33,108.72	—	—	33,108.72
Telephone		79,583.09	—	—	79,583.09
Travel		13,529.36	—	—	13,529.36
Utilities		47,584.82	—	—	47,584.82
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	12,825.42	—	12,825.42
Payroll Paid SMC		—	1,915,776.54	—	1,915,776.54
Restructuring Officer		48,000.00	—	—	48,000.00
Insurance Renewal		5,859.40	—	—	5,859.40
Credit Insurance Payments		443,765.26	—	—	443,765.26
Deposit to Lender		—	—	—	—
US Trustee		70,250.00	—	—	70,250.00
Bankruptcy Professionals		558,506.00	—	—	558,506.00
Claims Payments		—	—	—	—
Other		32,541.95	—	—	32,541.95

Total Other Cash Disbursements		2,313,417.53	1,928,601.96	—	4,242,019.49

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		9,639,395.66	1,928,601.96	—	11,567,997.62

		10,140,338.09	—	—	10,140,338.09

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	727,002.57
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	727,002.57

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for May-07	Case # 03-13183
FED ID# 57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	Wachovia Voyager 2000029484346	WACHOVIA CLAIMS DISBURSEMENT ACCOUNT 2000035296984	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	10,282,020.48	5,795,952.64	—	44,060.36	4,442,007.48	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	27,143.99	10,937.87	—	5,268.25	10,937.87	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	27,143.99	10,937.87	—	5,268.25	10,937.87	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,314,496.60)	—	—	—	(1,322,642.64)	8,146.04
	—
	—					—

Total Cash receipts	(1,287,352.61)	10,937.87	—	5,268.25	(1,311,704.77)	8,146.04

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	120.88	60.44	—	—	60.44
Claims Funding*	—			—	—
Company Auto	—			—	—
Computer Costs	3,306.00			—	3,306.00
Dues And Subscriptions	—			—	—
Employee Reimbursements - collections exp	—			—	—
Equipment Rental	—			—	—
Fixed Assets	—			—	—
Forms & Printing	—			—	—
Insurance	150.00			—	150.00
Meals & Entertainment	—			—	—
Miscellaneous	—			—	—
Office Expense	808.51			—	808.51
Postage	120.55			—	120.55
Prepaid Expenses	—			—	—
Prepaid Software ABS	—			—	—
Professional Fees-Ordinary Course	18,844.74			—	18,844.74
Rent	3,518.50			—	3,518.50
Repairs & Maintenance	225.00			—	225.00
Roadgard	—			—	—
Seminars & Meetings	—			—	—
Taxes & Licenses	11,452.82			—	11,452.82
Telephone	976.53			—	976.53
Temporary Agency Staff	—			—	—
Travel	—
Utilities	339.00			—	339
Interest to Finova	—			—
Payroll Paid TTG	8,146.04		—	—		8,146.04
Payroll Paid SMC	—
Restructuring Officer	48,000.00			—	48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	70,250.00			—	70,250
Bankruptcy Professionals	558,506.00			—	558,506
Claim Payments	—			—
Other	2,238.00			—	2,238.00

Total Other Cash Disbursements	727,002.57	60.44	—	—	718,796.09	8,146.04

TOTAL ALL CASH DISBURSEMENTS	727,002.57	60.44	—	—	718,796.09	8,146.04

	8,267,665.30	5,806,830.07	—	49,328.61	2,411,506.62	—

Book Balance per bank rec.	8,267,665.30	5,806,830.07	—	49,328.61	2,411,506.62	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No.
Monthly Court Report for
FED ID#

	Operating	Payroll	Other
Beginning Cash Position	10,282,020.48	—	—

		—	—
TICO Cash Collected	—	—	—
SM Cash Collected	—	—	—
TIG Cash Collected	—	—	—
TPF Cash Collected	—	—	—
TCL Cash Collected	—	—	—
Other Income Collected	27,143.99	—	—
Proceeds from the sales of the TICO Assets

SUBTOTAL	27,143.99	—	—

	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,322,642.64)	8,146.04	—
			—
	—	—	—

Total Cash receipts	(1,295,498.65)	8,146.04	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—
Expenses related to Loans	—	—	—

Subtotal - Loans	—	—	—

Cash Disbursements - Other
Advertising	—	—	—
Bank Charges	120.88	—	—
Claims Funding*	—	—	—
Company Auto	—	—	—
Computer Costs	3,306.00	—	—
Dues And Subscriptions	—	—	—
Employee Reimbursements - collections exp	—	—	—
Equipment Rental	—	—	—
Fixed Assets	—	—	—
Forms & Printing	—	—	—
Insurance	150.00	—	—
Meals & Entertainment	—	—	—
Miscellaneous	—	—	—
Office Expense	808.51	—	—
Postage	120.55	—	—
Prepaid Expenses	—	—	—
Prepaid Software ABS	—	—	—
Professional Fees-Ordinary Course	18,844.74	—	—
Rent	3,518.50	—	—
Repairs & Maintenance	225.00	—	—
Roadgard	—	—	—
Seminars & Meetings	—	—	—
Taxes & Licenses	11,452.82	—	—
Telephone	976.53	—	—
Temporary Agency Staff	—	—	—
Travel	—	—	—
Utilities	339.00	—	—
Interest to Finova	—	—	—
Payroll Paid TTG	—	8,146.04	—
Payroll Paid SMC	—	—	—
Restructuring Officer	48,000.00	—	—
Insurance Renewal	—	—	—
Credit Insurance Payments	—	—	—
Pre-Filing Prepays	—	—	—
Deposit to Lender	—	—	—
US Trustee	70,250.00	—	—
Bankruptcy Professionals	558,506.00	—	—
Claim Payments	—	—	—
Other	2,238.00	—	—

Total Other Cash Disbursements	718,856.53	8,146.04	—

	—	—	—

TOTAL ALL CASH DISBURSEMENTS	718,856.53	8,146.04	—

	8,267,665.30	—	—

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for May-07
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for May-07
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for May-07
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for May-07
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for May-07
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for May-07
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for May-07
FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—	—

	—	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—

	—	—	—	—	—	—
	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,679.38	—	—	—	—	4,679.38
	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts and Transfers	4,679.38	—	—	—	—	4,679.38

		—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—
		—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—
Expenses related to Loans	—	—	—	—	—	—

Subtotal - Loans	—	—	—	—	—	—

		—	—	—	—	—
	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—
Advertising	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—
Computer Costs	—	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—
Insurance	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—
Postage	—	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—	—
Rent	—	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—
Telephone	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—
Travel	—	—	—	—	—	—
Utilities	—	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—
Payroll Paid TTG	4,679.38	—	—	—	—	4,679.38
Payroll Paid SMC	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—

Total Other Cash Disbursements	4,679.38	—	—	—	—	4,679.38

TOTAL ALL CASH DISBURSEMENTS	4,679.38	—	—	—	—	4,679.38

		—	—	—	—	—

	—	—	—	(0.00)	—	—

		—	—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No.	-
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	—	—	—	—

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	4,679.38	—	4,679.38
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	4,679.38	—	4,679.38

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	—			—

Subtotal - Loans	—			—

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	—	—	—	—
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	4,679.38	—	4,679.38
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	—	4,679.38	—	4,679.38

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	4,679.38	—	4,679.38

	(0.00)	—	—	(0.00)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No. -
Monthly Court Report for May-07
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—							—	—	—	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—	—								—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—	—	—	—

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	—						—			—	—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—			—

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—					—		—			—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—									—	—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—					—		—		—	—	—	—	—
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—						—				—	—	—	—
Rent	—										—	—	—	—
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—				—	—			—		—	—	—	—
Telephone	—							—			—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—	—	—

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	4,679.38
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$4,679.38

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for May-07
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—		—

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,679.38		4,679.38		—	4,679.38	—	4,679.38
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	4,679.38	—	4,679.38	—	—	4,679.38	—	4,679.38

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	4,679.38	—	4,679.38		—	4,679.38	—	4,679.38
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	4,679.38	—	4,679.38	—	—	4,679.38	—	4,679.38

TOTAL ALL CASH DISBURSEMENTS	4,679.38	—	4,679.38	—	—	4,679.38	—	4,679.38

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for May-07
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	#REF!	—	—	#REF!	—	—	#REF!	—	—	#REF!

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges							—	—	—	—
Claims Funding*
Company Auto							—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements					—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	#REF!	—	—	#REF!	—	—	#REF!	—	—	#REF!

Book Balance per bank rec.	—		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for May-07
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	50.87	50.87			50.87	—	—	50.87

SUBTOTAL	50.87	50.87	—		50.87	—	—	50.87

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(19,225.23)	(19,225.23)	—		(19,225.23)	—	—	(19,225.23)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(19,174.36)	(19,174.36)	—	—	(19,174.36)	—	—	(19,174.36)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(19,174.36)	(19,174.36)	—	—	(19,174.36)	—	—	(19,174.36)

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for May-07
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—		—
Expenses related to Loans	—					—	—		—

Subtotal - Loans	—		—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—					—	—		—
Bank Charges	—			—		—	—		—
Claims Funding*	—								—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—		—			—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO–NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for May-07
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	578.81	578.81	—		578.81	—	—	578.81
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	578.81	578.81	—		578.81	—	—	578.81

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	578.81	578.81	—	—	578.81	—	—	578.81

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for May-07
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre - Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for May-07
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for May-07
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for May-07
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—		—	—	—	—
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for May-07
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for May-07
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for May-07
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for May-07
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	#REF!	—	#REF!				#REF!	#REF!	—	#REF!
Claims Funding*	#REF!	#REF!	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	#REF!	#REF!	—	#REF!	—	—	—	#REF!	#REF!	—	#REF!

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	#REF!	#REF!	—	#REF!	—	—	—	#REF!	#REF!	—	#REF!

	#REF!	#REF!	—	#REF!	—	—	—	#REF!	#REF!	—	#REF!

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for May-07
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						#REF!	#REF!	—	#REF!
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						#REF!	#REF!	—	#REF!
Employee Reimbursements - collections exp						#REF!	#REF!	—	#REF!
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						#REF!	#REF!	—	#REF!
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						#REF!	#REF!	—	#REF!
Prepaid Expenses						#REF!	#REF!	—	#REF!
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						#REF!	#REF!	—	#REF!
Repairs & Maintenance						#REF!	#REF!	—	#REF!
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						#REF!	#REF!	—	#REF!
Travel						#REF!	#REF!	—	#REF!
Utilities						#REF!	#REF!	—	#REF!
Interest to Finova						#REF!	#REF!	—	#REF!
Payroll Paid TTG						#REF!	#REF!	—	#REF!
Payroll Paid SMC						#REF!	#REF!	—	#REF!
Restructuring Officer						#REF!	#REF!	—	#REF!
Insurance Renewal						#REF!	#REF!	—	#REF!
Voyager Payment						#REF!	#REF!	—	#REF!
Pre-Filing Prepays						#REF!	#REF!	—	#REF!
Deposit to Lender						#REF!	#REF!	—	#REF!
US Trustee						#REF!	#REF!	—	#REF!
Bankruptcy Professionals						#REF!	#REF!	—	#REF!
						#REF!	#REF!	—	#REF!

Total Other Cash Disbursements	—	—	—	—	—	#REF!	#REF!	—	#REF!

						#REF!	#REF!	—	#REF!

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	#REF!	#REF!	—	#REF!

—

Book Balance per bank rec.
—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No. -
Monthly Court Report for May-07
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03- 13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,078,966.15	80,926.59	570,502.53	909,689.94	45,565.64	—	167,942.10	(695,660.65)	1,078,966.15	—	—	1,078,966.15

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	10,320,205.09	516,787.33	2,771,683.31	2,382,832.36	1,210,725.38	1,307,610.56	1,126,541.24	1,004,024.91	10,320,205.09	—	—	10,320,205.09
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—	—	—	—	—

SUBTOTAL	10,320,205.09	516,787.33	2,771,683.31	2,382,832.36	1,210,725.38	1,307,610.56	1,126,541.24	1,004,024.91	10,320,205.09	—	—	10,320,205.09

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	1,309,817.22	118,983.88	(270,738.08)	685,988.88	253,225.63	199,478.57	259,231.07	63,647.27	(605,959.32)	1,915,776.54	—	1,309,817.22
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	11,630,022.31	635,771.21	2,500,945.23	3,068,821.24	1,463,951.01	1,507,089.13	1,385,772.31	1,067,672.18	9,714,245.77	1,915,776.54	—	11,630,022.31

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	7,041,262.78	432,360.82	2,079,659.35	1,752,581.81	839,201.96	991,338.83	946,120.01	—	7,041,262.78			7,041,262.78
Expenses related to Loans	284,715.35	13,919.95	66,208.08	83,188.10	42,862.84	46,701.32	31,816.73	18.33	284,715.35			284,715.35

Subtotal - Loans	7,325,978.13	446,280.77	2,145,867.43	1,835,769.91	882,064.80	1,038,040.15	977,936.74	18.33	7,325,978.13			7,325,978.13

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	174,169.15	12,353.25	37,441.98	28,847.52	16,228.92	15,617.70	21,092.46	42,587.32	174,169.15			174,169.15
Bank Charges	16,606.28	3.00	—	—	3.00	—	799.00	15,801.28	16,606.28	—	—	16,606.28
Claims Funding*	126,703.22	2,012.41	33,923.90	17,526.66	18,143.38	22,172.36	29,354.13	3,570.38	126,703.22			126,703.22
Company Auto	13,368.42	656.77	2,434.04	3,733.33	1,528.91	—	2,110.55	2,904.82	13,368.42	—	—	13,368.42
Computer Costs	20,208.51	663.67	2,461.68	3,368.66	2,445.03	2,603.23	3,009.31	5,656.93	20,208.51	—	—	20,208.51
Dues And Subscriptions	1,705.35	—	—	15.35	300.00	—	1,390.00	—	1,705.35	—	—	1,705.35
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	3,591.94	—	94.09	—	—	—	116.96	3,380.89	3,591.94	—	—	3,591.94
Fixed Assets	96,201.89	3,459.86	25,962.10	9,100.74	2,476.92	1,049.99	32,165.58	21,986.70	96,201.89	—	—	96,201.89
Forms & Printing	30,121.09	1,626.81	6,949.40	6,641.39	3,889.48	3,754.87	5,881.25	1,377.89	30,121.09	—	—	30,121.09
Insurance	52,503.83	1,596.66	6,724.61	5,126.80	2,560.66	3,266.81	2,970.37	30,257.92	52,503.83	—	—	52,503.83
Meals & Entertainment	9,404.88	783.30	2,468.67	2,545.38	1,153.79	—	948.21	1,505.53	9,404.88	—	—	9,404.88
Miscellaneous	8,851.93	566.98	4,048.14	217.37	100.10	344.41	3,504.48	70.45	8,851.93	—	—	8,851.93
Office Expense	11,587.74	591.40	2,004.89	884.63	640.26	53.37	6,268.73	1,144.46	11,587.74	—	—	11,587.74
Postage	52,092.18	4,195.44	7,543.29	10,570.78	5,680.88	5,599.80	6,260.13	12,241.86	52,092.18	—	—	52,092.18
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	24,594.42	—	—	—	—	—	—	24,594.42	24,594.42	—	—	24,594.42
Professional Fees-Ordinary Course	20,162.14	—	—	—	—	—	—	20,162.14	20,162.14	—	—	20,162.14
Rent	205,133.11	13,413.63	60,986.84	42,988.27	23,930.15	21,524.90	29,435.66	12,853.66	205,133.11	—	—	205,133.11
Repairs & Maintenance	35,672.67	543.84	5,151.70	4,443.29	—	2,828.42	4,145.57	18,559.85	35,672.67	—	—	35,672.67
Roadgard	42,217.00	—	—	—	42,217.00	—	—	—	42,217.00	—	—	42,217.00
Seminars & Meetings	1,990.75	—	—	135.75	1,855.00	—	—	—	1,990.75	—	—	1,990.75
Taxes & Licenses	21,655.90	93.50	—	4,134.53	5,991.91	2,472.16	8,198.00	765.80	21,655.90	—	—	21,655.90
Telephone	78,606.56	5,435.12	24,946.28	16,389.63	8,563.60	8,018.85	9,804.23	5,448.85	78,606.56	—	—	78,606.56
Temporary Agency Staff	6,708.25	—	—	—	—	—	—	6,708.25	6,708.25	—	—	6,708.25
Travel	13,529.36	3,336.15	4,878.77	701.62	2,978.74	82.76	1,551.32	—	13,529.36	—	—	13,529.36
Utilities	47,245.82	3,300.64	13,736.99	7,693.76	5,415.07	4,827.84	4,667.22	7,604.30	47,245.82	—	—	47,245.82
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	1,915,776.54	137,845.25	180,496.09	589,276.96	277,731.00	269,024.58	240,153.00	221,249.66	—	1,915,776.54	—	1,915,776.54
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	5,859.40	214.88	—	—	—	—	—	5,644.52	5,859.40	—	—	5,859.40
Credit Insurance Payments	443,765.26	—	—	186,604.56	155,294.20	101,866.50	—	—	443,765.26	—	—	443,765.26
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	30,303.95	2,581.55	9,432.96	6,018.35	3,595.17	3,940.43	3,943.60	791.89	30,303.95	—	—	30,303.95

Total Other Cash Disbursements	3,510,337.54	195,274.11	431,686.42	946,965.33	582,723.17	469,048.98	417,769.76	466,869.77	1,594,561.00	1,915,776.54	—	3,510,337.54

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,836,315.67	641,554.88	2,577,553.85	2,782,735.24	1,464,787.97	1,507,089.13	1,395,706.50	466,888.10	8,920,539.13	1,915,776.54	—	10,836,315.67

			—

	1,872,672.79	75,142.92	493,893.91	1,195,775.94	44,728.68	—	158,007.91	(94,876.57)	1,872,672.79	—	—	1,872,672.79

Book Balance per bank rec.	1,872,672.79	75,142.92	493,893.91	1,195,775.94	44,728.68	—	158,007.91	(94,876.57)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for May-07	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(1,185,135.03)	—	—	—	—	—	—	—	(1,185,135.03)

	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—
SM Cash Collected	10,246,461.92	516,787.33	2,771,683.31	2,382,832.36	1,210,725.38	1,307,610.56	1,126,541.24	291,077.85	639,203.89
TIG Cash Collected	—		—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—
Other Income Collected	—		—	—	—	—	—	—	—

SUBTOTAL	10,246,461.92	516,787.33	2,771,683.31	2,382,832.36	1,210,725.38	1,307,610.56	1,126,541.24	291,077.85	639,203.89

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—
OUTSTANDING CHECKS	10,474,098.20	604,861.95	2,854,580.96	2,602,823.91	1,376,105.38	1,426,896.51	1,332,721.10	520,908.20	(244,799.81)
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	20,720,560.12	1,121,649.28	5,626,264.27	4,985,656.27	2,586,830.76	2,734,507.07	2,459,262.34	811,986.05	394,404.08

Cash Disbursements - Loans
Loan Proceeds Checks	7,394,988.73	432,360.82	2,079,659.35	1,752,581.81	839,201.96	991,338.83	946,120.01	353,725.95	—
Expenses related to Loans	294,692.45	13,919.95	66,208.08	83,188.10	42,862.84	46,701.32	31,816.73	9,977.10	18.33

Subtotal - Loans	7,689,681.18	446,280.77	2,145,867.43	1,835,769.91	882,064.80	1,038,040.15	977,936.74	363,703.05	18.33

Cash Disbursements - Other
Advertising	186,850.09	12,353.25	37,441.98	28,847.52	16,228.92	15,617.70	21,092.46	12,680.94	42,587.32
Bank Charges	16,615.28	3.00	—	6.00	3.00	—	799.00	3.00	15,801.28
Claims Funding*	127,721.35	2,012.41	33,923.90	17,526.66	18,143.38	22,172.36	29,354.13	1,018.13	3,570.38
Company Auto	15,893.35	656.77	2,434.04	3,733.33	1,528.91	—	2,110.55	2,524.93	2,904.82
Computer Costs	21,116.30	663.67	2,461.68	3,368.66	2,445.03	2,603.23	3,009.31	907.79	5,656.93
Dues And Subscriptions	1,705.35	—	—	15.35	300.00	—	1,390.00	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—
Equipment Rental	3,591.94	—	94.09	—	—	—	116.96	—	3,380.89
Fixed Assets	130,333.76	3,459.86	25,962.10	9,100.74	2,476.92	1,049.99	32,165.58	34,131.87	21,986.70
Forms & Printing	32,731.84	1,626.81	6,949.40	6,641.39	3,889.48	3,754.87	5,881.25	2,610.75	1,377.89
Insurance	53,415.66	1,596.66	6,724.61	5,126.80	2,560.66	3,266.81	2,970.37	911.83	30,257.92
Meals & Entertainment	10,597.55	783.30	2,468.67	2,545.38	1,153.79	—	948.21	1,192.67	1,505.53
Miscellaneous	11,838.91	566.98	4,048.14	217.37	100.10	344.41	3,504.48	2,986.98	70.45
Office Expense	13,567.52	591.40	2,004.89	884.63	640.26	53.37	6,268.73	1,979.78	1,144.46
Postage	57,066.87	4,195.44	7,543.29	10,570.78	5,680.88	5,599.80	6,260.13	4,974.69	12,241.86
Prepaid Expenses	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	24,594.42	—	—	—	—	—	—	—	24,594.42
Professional Fees-Ordinary Course	20,162.14	—	—	—	—	—	—	—	20,162.14
Rent	218,796.62	13,413.63	60,986.84	42,988.27	23,930.15	21,524.90	29,435.66	13,663.51	12,853.66
Repairs & Maintenance	38,445.10	543.84	5,151.70	4,443.29	2,461.97	2,828.42	4,145.57	310.46	18,559.85
Roadgard	42,217.00	—	—	—	42,217.00	—	—	—	—
Seminars & Meetings	2,580.75	—	—	135.75	1,855.00	—	—	590.00	—
Taxes & Licenses	21,909.90	93.50	—	4,134.53	5,991.91	2,472.16	8,198.00	254.00	765.80
Telephone	82,150.74	5,435.12	24,946.28	16,389.63	8,563.60	8,018.85	9,804.23	3,544.18	5,448.85
Temporary Agency Staff	6,708.25	—	—	—	—	—	—	—	6,708.25
Travel	15,592.98	3,336.15	4,878.77	701.62	2,978.74	82.76	1,551.32	2,063.62	—
Utilities	48,999.52	3,300.64	13,736.99	7,693.76	5,415.07	4,827.84	4,667.22	1,753.70	7,604.30
Interest to Finova	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—
	1,734,736.73	101,152.32	457,523.20	409,359.63	186,586.44	188,831.96	177,167.60	67,730.77	146,384.81
Restructuring Officer	—	—	—	—	—	—	—	—	—
Insurance Renewal	5,859.40	214.88	—	—	—	—	—	—	5,644.52
Credit Insurance Carrier	443,765.26	—	—	186,604.56	155,294.20	101,866.50	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—
Other	31,675.50	2,581.55	9,432.96	6,018.35	3,595.17	3,940.43	3,943.60	1,371.55	791.89

Total Other Cash Disbursements	3,421,240.08	158,581.18	708,713.53	767,054.00	494,040.58	388,856.36	354,784.36	157,205.15	392,004.92

TOTAL ALL CASH DISBURSEMENTS	11,110,921.26	604,861.95	2,854,580.96	2,602,823.91	1,376,105.38	1,426,896.51	1,332,721.10	520,908.20	392,023.25

	8,424,503.83	516,787.33	2,771,683.31	2,382,832.36	1,210,725.38	1,307,610.56	1,126,541.24	291,077.85	(1,182,754.20)

Book Balance per bank rec.		—	—		—	—			(817,933.18)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	195,274.11
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$195,274.11

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No.
Monthly Court Report for May-07
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	Arvest Bank 13638485	Arvest Bank 13638498	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	80,926.59	7,694.04	7,595.57	17,395.04	14,107.88	6,910.38	—	—	12,134.57	7,682.36	7,406.75		80,926.59	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	516,787.33	95,651.59	51,761.25	99,254.98	81,819.84	77,298.59	(159,978.95)		113,387.76	66,819.87	90,772.40		516,787.33	—	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	516,787.33	95,651.59	51,761.25	99,254.98	81,819.84	77,298.59	(159,978.95)	—	113,387.76	66,819.87	90,772.40	—	516,787.33	—	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	118,983.88	(96,039.34)	(51,776.92)	(102,089.80)	(83,806.58)	(76,257.57)	764,840.90	36,692.93	(113,381.54)	(67,012.72)	(92,185.48)		118,983.88	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	635,771.21	(387.75)	(15.67)	(2,834.82)	(1,986.74)	1,041.02	604,861.95	36,692.93	6.22	(192.85)	(1,413.08)	—	599,078.28	36,692.93	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	432,360.82						432,360.82						432,360.82	—
Expenses related to Loans	13,919.95						13,919.95						13,919.95	—

Subtotal - Loans	446,280.77	—	—	—	—	—	446,280.77	—	—	—	—		446,280.77	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	12,353.25						12,353.25						12,353.25	—
Bank Charges	3.00						3.00						3.00	—	—
Claims Funding*	2,012.41						2,012.41						2,012.41	—
Company Auto	656.77						656.77						656.77	—	—
Computer Costs	663.67						663.67						663.67	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	3,459.86						3,459.86						3,459.86	—	—
Forms & Printing	1,626.81						1,626.81						1,626.81	—	—
Insurance	1,596.66						1,596.66						1,596.66	—	—
Meals & Entertainment	783.30						783.30						783.30	—	—
Miscellaneous	566.98						566.98						566.98	—	—
Office Expense	591.40						591.40						591.40	—	—
Postage	4,195.44						4,195.44						4,195.44	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	—						—						—	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	13,413.63						13,413.63						13,413.63	—	—
Repairs & Maintenance	543.84						543.84						543.84	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	93.50						93.50						93.50	—	—
Telephone	5,435.12						5,435.12						5,435.12	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	3,336.15						3,336.15						3,336.15	—	—
Utilities	3,300.64						3,300.64						3,300.64	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	137,845.25						101,152.32	36,692.93					101,152.32	36,692.93	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	214.88						214.88						214.88	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	2,581.55						2,581.55						2,581.55	—	—

Total Other Cash Disbursements	195,274.11	—	—	—	—	—	158,581.18	36,692.93	—	—	—		158,581.18	36,692.93	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	641,554.88	—	—	—	—	—	604,861.95	36,692.93	—	—	—		604,861.95	36,692.93	—

	75,142.92	7,306.29	7,579.90	14,560.22	12,121.14	7,951.40	—	—	12,140.79	7,489.51	5,993.67		75,142.92	—	—

Ending Bank Balance per bank rec.	75,142.92	7,306.29	7,579.90	14,560.22	12,121.14	7,951.40			12,140.79	7,489.51	5,993.67

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,288,476.54
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,288,476.54

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for May-07
FED ID# 57-0827143

	Consoli -dated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHO -VIA DISBURSE -MENT ACCO -UNTS	WACHO -VIA PAYROLL ACCO -UNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	909,689.94	10,413.44	11,440.57	9,061.43	788,250.49	16,646.55		—	16,199.06	12,232.21	45,446.19	909,689.94	—	—	909,689.94

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	2,382,832.36	98,384.15	113,843.27	104,204.20	2,153,067.56	155,186.05	(724,574.47)		141,255.68	139,050.90	202,415.02	2,382,832.36	—	—	2,382,832.36
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	2,382,832.36	98,384.15	113,843.27	104,204.20	2,153,067.56	155,186.05	(724,574.47)	—	141,255.68	139,050.90	202,415.02	2,382,832.36	—	—	2,382,832.36

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	685,988.88	(98,197.83)	(113,416.36)	(106,213.51)	(1,855,783.95)	(155,304.62)	3,327,392.38	179,917.33	(144,552.19)	(142,404.95)	(205,447.42)	506,071.55	179,917.33	—	685,988.88
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	3,068,821.24	186.32	426.91	(2,009.31)	297,283.61	(118.57)	2,602,817.91	179,917.33	(3,296.51)	(3,354.05)	(3,032.40)	2,888,903.91	179,917.33	—	3,068,821.24

												—
Cash Disburse -ments - Loans												—
												—
Loan Proceeds Checks	1,752,581.81						1,752,581.81					1,752,581.81			1,752,581.81
Expenses related to Loans	83,188.10						83,188.10					83,188.10			83,188.10

Subtotal - Loans	1,835,769.91						1,835,769.91					1,835,769.91			1,835,769.91

												—
												—
Cash Disburse -ments - Other												—
Advertising	28,847.52						28,847.52					28,847.52			28,847.52
Bank Charges	—											—	—	—	—
Claims Funding*	17,526.66						17,526.66					17,526.66			17,526.66
Company Auto	3,733.33						3,733.33					3,733.33	—	—	3,733.33
Computer Costs	3,368.66						3,368.66					3,368.66	—	—	3,368.66
Dues And Subscriptions	15.35						15.35					15.35	—	—	15.35
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	9,100.74						9,100.74					9,100.74	—	—	9,100.74
Forms & Printing	6,641.39						6,641.39					6,641.39	—	—	6,641.39
Insurance	5,126.80						5,126.80					5,126.80	—	—	5,126.80
Meals & Entertainment	2,545.38						2,545.38					2,545.38	—	—	2,545.38
Miscellaneous	217.37						217.37					217.37	—	—	217.37
Office Expense	884.63						884.63					884.63	—	—	884.63
Postage	10,570.78						10,570.78					10,570.78	—	—	10,570.78
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	42,988.27						42,988.27					42,988.27	—	—	42,988.27
Repairs & Maintenance	4,443.29						4,443.29					4,443.29	—	—	4,443.29
Roadgard	—						—					—	—	—	—
Seminars & Meetings	135.75						135.75					135.75	—	—	135.75
Taxes & Licenses	4,134.53						4,134.53					4,134.53	—	—	4,134.53
Telephone	16,389.63						16,389.63					16,389.63	—	—	16,389.63
Temporary Agency Staff	—						—					—	—	—	—
Travel	701.62						701.62					701.62	—	—	701.62
Utilities	7,693.76						7,693.76					7,693.76	—	—	7,693.76
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	589,276.96						409,359.63	179,917.33				409,359.63	179,917.33	—	589,276.96
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	186,604.56						186,604.56					186,604.56	—	—	186,604.56
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	6,018.35						6,018.35					6,018.35	—	—	6,018.35

Total Other Cash Disburse -ments	946,965.33	—	—	—	—	—	767,048.00	179,917.33	—	—	—	946,965.33	—	—	946,965.33

												—	—	—	—

TOTAL ALL CASH DISBURSE -MENTS	2,782,735.24	—	—	—	—	—	2,602,817.91	179,917.33	—	—	—	2,602,817.91	179,917.33	—	2,782,735.24

	1,195,775.94	10,599.76	11,867.48	7,052.12	1,085,534.10	16,527.98	—	—	12,902.55	8,878.16	42,413.79	1,195,775.94	—	—	1,195,775.94

Book Balance per bank rec.	1,195,775.94	10,599.76	11,867.48	7,052.12	1,085,534.10	16,527.98			12,902.55	8,878.16	42,413.79

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,577,553.85
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,577,553.85

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for May-07
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993
Beginning Cash Position	570,502.53	17,282.16	16,578.54	9,468.22	11,884.56	4,937.78	6,955.12	12,705.62

	—
TICO Cash Collected	—
SM Cash Collected	2,771,683.31	116,594.84	119,487.03	109,686.88	111,201.01	45,959.03	39,656.48	102,077.50
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,771,683.31	116,594.84	119,487.03	109,686.88	111,201.01	45,959.03	39,656.48	102,077.50

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(270,738.08)	(123,252.55)	(125,921.05)	(111,470.03)	(112,820.36)	(47,190.34)	(42,208.96)	(105,433.86)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,500,945.23	(6,657.71)	(6,434.02)	(1,783.15)	(1,619.35)	(1,231.31)	(2,552.48)	(3,356.36)

Cash Disbursements - Loans
Loan Proceeds Checks	2,079,659.35
Expenses related to Loans	66,208.08

Subtotal - Loans	2,145,867.43	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	37,441.98
Bank Charges	—
Claims Funding*	33,923.90
Company Auto	2,434.04
Computer Costs	2,461.68
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	94.09
Fixed Assets	25,962.10
Forms & Printing	6,949.40
Insurance	6,724.61
Meals & Entertainment	2,468.67
Miscellaneous	4,048.14
Office Expense	2,004.89
Postage	7,543.29
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	60,986.84
Repairs & Maintenance	5,151.70
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	—
Telephone	24,946.28
Temporary Agency Staff	—
Travel	4,878.77
Utilities	13,736.99
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	180,496.09
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	9,432.96

Total Other Cash Disbursements	431,686.42	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,577,553.85	—	—	—	—	—	—	—

	493,893.91	10,624.45	10,144.52	7,685.07	10,265.21	3,706.47	4,402.64	9,349.26

Book Balance per bank rec.	493,893.91	10,624.45	10,144.52	7,685.07	10,265.21	3,706.47	4,402.64	9,349.26

	State Bank of Texas 168262	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390
Beginning Cash Position	7,658.19	10,340.10	14,241.55	8,347.33	5,867.49	7,810.86	151,515.47	17,982.85

TICO Cash Collected
SM Cash Collected	54,625.39	86,814.66	148,521.63	94,689.64	75,530.30	78,603.57	701,132.93	133,229.16
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	54,625.39	86,814.66	148,521.63	94,689.64	75,530.30	78,603.57	701,132.93	133,229.16

GENERAL LEDGER DEPOSITS AND TRANSFERS	(54,749.41)	(88,164.55)	(150,461.60)	(96,079.61)	(76,435.44)	(77,663.27)	(717,696.24)	(136,542.73)
		—

Total Cash Receipts and Transfers	(124.02)	(1,349.89)	(1,939.97)	(1,389.97)	(905.14)	940.30	(16,563.31)	(3,313.57)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	7,534.17	8,990.21	12,301.58	6,957.36	4,962.35	8,751.16	134,952.16	14,669.28

Book Balance per bank rec.	7,534.17	8,990.21	12,301.58	6,957.36	4,962.35	8,751.16	134,952.16	14,669.28

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Prosperity Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	1st National 79921
Beginning Cash Position	13,491.37	8,497.10	10,768.02	11,181.10	12,744.02	7,567.58	13,580.15	6,801.36	11,970.46

TICO Cash Collected					—
SM Cash Collected	105,553.36	84,904.55	80,294.34	102,287.17	112,881.29	67,961.38	99,133.90	86,527.58	121,128.92
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	105,553.36	84,904.55	80,294.34	102,287.17	112,881.29	67,961.38	99,133.90	86,527.58	121,128.92

GENERAL LEDGER DEPOSITS AND TRANSFERS	(110,843.79)	(86,453.67)	(83,062.77)	(104,305.43)	(117,327.09)	(68,085.57)	(103,873.47)	(86,081.42)	(121,988.06)

Total Cash Receipts and Transfers	(5,290.43)	(1,549.12)	(2,768.43)	(2,018.26)	(4,445.80)	(124.19)	(4,739.57)	446.16	(859.14)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges					—				—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	8,200.94	6,947.98	7,999.59	9,162.84	8,298.22	7,443.39	8,840.58	7,247.52	11,111.32

Book Balance per bank rec.	8,200.94	6,947.98	7,999.59	9,162.84	8,298.22	7,443.39	8,840.58	7,247.52	11,111.32

	1st National 325149301	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Capital City 2931314501	Citizens 8041871	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	12,326.79	10,795.74	10,031.35	4,849.33	—	11,600.41	—

TICO Cash Collected
SM Cash Collected	97,927.17	118,542.26	98,530.64	79,117.28	0.00	97,208.82	(1,237,332.76)
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	97,927.17	118,542.26	98,530.64	79,117.28	—	97,208.82	(1,237,332.76)

GENERAL LEDGER DEPOSITS AND TRANSFERS	(100,457.10)	(119,945.37)	(97,645.61)	(78,700.60)	—	(100,339.19)	3,634,390.52

Total Cash Receipts and Transfers	(2,529.93)	(1,403.11)	885.03	416.68	—	(3,130.37)	2,397,057.76

Cash Disbursements - Loans
Loan Proceeds Checks							2,079,659.35
Expenses related to Loans							66,208.08

Subtotal - Loans	—	—	—	—	—	—	2,145,867.43

Cash Disbursements - Other
Advertising							37,441.98
Bank Charges	—	—	—
Claims Funding*							33,923.90
Company Auto							2,434.04
Computer Costs							2,461.68
Dues And Subscriptions							—
Employee Reimbursements - collections exp							—
Equipment Rental							94.09
Fixed Assets							25,962.10
Forms & Printing							6,949.40
Insurance							6,724.61
Meals & Entertainment							2,468.67
Miscellaneous							4,048.14
Office Expense							2,004.89
Postage							7,543.29
Prepaid Expenses							—
Prepaid Software ABS							—
Professional Fees-Ordinary Course							—
Rent							60,986.84
Repairs & Maintenance							5,151.70
Roadgard							—
Seminars & Meetings							—
Taxes & Licenses							—
Telephone							24,946.28
Temporary Agency Staff							—
Travel							4,878.77
Utilities							13,736.99
Interest to Finova							—
Payroll Paid TTG							—
Payroll Paid SMC
Restructuring Officer							—
Insurance Renewal							—
Voyager Payment							—
Pre-Filing Prepays							—
Deposit to Lender							—
US Trustee							—
Bankruptcy Professionals							—
Other							9,432.96

Total Other Cash Disbursements	—	—	—	—	—	—	251,190.33

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	2,397,057.76

	9,796.86	9,392.63	10,916.38	5,266.01	—	8,470.04	—

Book Balance per bank rec.	9,796.86	9,392.63	10,916.38	5,266.01	—	8,470.04	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	—	10,973.99	11,806.97	8,123.84	7,533.64	—	8,294.31	73,989.16	570,502.53	—	—	570,502.53

										—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		110,293.46	100,250.13	136,272.69	99,696.34	—	100,031.99	92,662.75	2,771,683.31	—	—	2,771,683.31
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	110,293.46	100,250.13	136,272.69	99,696.34	—	100,031.99	92,662.75	2,771,683.31	—	—	2,771,683.31

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	180,496.09	(113,612.18)	(103,144.21)	(138,321.46)	(100,116.36)	—	(100,763.62)	(84,467.72)	(451,234.17)	180,496.09	—	(270,738.08)
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers	180,496.09	(3,318.72)	(2,894.08)	(2,048.77)	(420.02)	—	(731.63)	8,195.03	2,320,449.14	180,496.09	—	2,500,945.23

										—
Cash Disbursements - Loans										—
									—	—
Loan Proceeds Checks									2,079,659.35	—		2,079,659.35
Expenses related to Loans									66,208.08	—		66,208.08

Subtotal - Loans	—	—	—	—	—	—	—	—	2,145,867.43	—	—	2,145,867.43

										—
										—
Cash Disbursements - Other										—
Advertising									37,441.98	—	—	37,441.98
Bank Charges								—	—		—	—
Claims Funding*									33,923.90	—		33,923.90
Company Auto									2,434.04	—	—	2,434.04
Computer Costs									2,461.68	—	—	2,461.68
Dues And Subscriptions									—	—	—	—
Employee Reimbursements - collections exp									—	—	—	—
Equipment Rental									94.09	—	—	94.09
Fixed Assets									25,962.10	—	—	25,962.10
Forms & Printing									6,949.40	—	—	6,949.40
Insurance									6,724.61	—	—	6,724.61
Meals & Entertainment									2,468.67	—	—	2,468.67
Miscellaneous									4,048.14	—	—	4,048.14
Office Expense									2,004.89	—	—	2,004.89
Postage									7,543.29	—	—	7,543.29
Prepaid Expenses									—	—	—	—
Prepaid Software ABS									—	—	—	—
Professional Fees-Ordinary Course									—	—	—	—
Rent									60,986.84	—	—	60,986.84
Repairs & Maintenance									5,151.70	—	—	5,151.70
Roadgard									—	—	—	—
Seminars & Meetings									—	—	—	—
Taxes & Licenses									—	—	—	—
Telephone									24,946.28	—	—	24,946.28
Temporary Agency Staff									—	—	—	—
Travel									4,878.77	—	—	4,878.77
Utilities									13,736.99	—	—	13,736.99
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	180,496.09								—	180,496.09	—	180,496.09
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									9,432.96	—	—	9,432.96

Total Other Cash Disbursements	180,496.09	—	—	—	—	—	—	—	251,190.33	180,496.09	—	431,686.42

									—		—	—

TOTAL ALL CASH DISBURSEMENTS	180,496.09	—	—	—	—	—	—	—	2,397,057.76	180,496.09	—	2,577,553.85

	—	7,655.27	8,912.89	6,075.07	7,113.62	—	7,562.68	82,184.19	493,893.91	—	—	493,893.91

Book Balance per bank rec.		7,655.27	8,912.89	6,075.07	7,113.62	—	7,562.68	82,184.19

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,507,089.13
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,507,089.13

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for May-07
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,307,610.56	1,307,610.56		1,307,610.56	—	—	1,307,610.56
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,307,610.56	1,307,610.56	—	1,307,610.56	—	—	1,307,610.56

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	199,478.57	119,285.95	80,192.62	119,285.95	80,192.62	—	199,478.57
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,507,089.13	1,426,896.51	80,192.62	1,426,896.51	80,192.62	—	1,507,089.13

Cash Disbursements - Loans
Loan Proceeds Checks	991,338.83	991,338.83		991,338.83			991,338.83
Expenses related to Loans	46,701.32	46,701.32		46,701.32			46,701.32

Subtotal - Loans	1,038,040.15	1,038,040.15	—	1,038,040.15	—	—	1,038,040.15

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	15,617.70	15,617.70		15,617.70			15,617.70
Bank Charges	—	—		—	—	—	—
Claims Funding*	22,172.36	22,172.36		22,172.36			22,172.36
Company Auto	—	—		—	—	—	—
Computer Costs	2,603.23	2,603.23		2,603.23	—	—	2,603.23
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	1,049.99	1,049.99		1,049.99	—	—	1,049.99
Forms & Printing	3,754.87	3,754.87		3,754.87	—	—	3,754.87
Insurance	3,266.81	3,266.81		3,266.81	—	—	3,266.81
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	344.41	344.41		344.41	—	—	344.41
Office Expense	53.37	53.37		53.37	—	—	53.37
Postage	5,599.80	5,599.80		5,599.80	—	—	5,599.80
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	21,524.90	21,524.90		21,524.90	—	—	21,524.90
Repairs & Maintenance	2,828.42	2,828.42		2,828.42	—	—	2,828.42
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	2,472.16	2,472.16		2,472.16	—	—	2,472.16
Telephone	8,018.85	8,018.85		8,018.85	—	—	8,018.85
Temporary Agency Staff	—	—		—	—	—	—
Travel	82.76	82.76		82.76	—	—	82.76
Utilities	4,827.84	4,827.84		4,827.84	—	—	4,827.84
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	269,024.58	188,831.96	80,192.62	188,831.96	80,192.62	—	269,024.58
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	101,866.50	101,866.50		101,866.50	—	—	101,866.50
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	3,940.43	3,940.43		3,940.43	—	—	3,940.43

Total Other Cash Disbursements	469,048.98	388,856.36	80,192.62	388,856.36	80,192.62	—	469,048.98

TOTAL ALL CASH DISBURSEMENTS	1,507,089.13	1,426,896.51	80,192.62	1,426,896.51	80,192.62	—	1,507,089.13

	—	—	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,464,787.97
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,464,787.97

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for May-07
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	45,565.64	11,650.53	21,511.17	12,403.94	—	—	45,565.64	—	—	45,565.64

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,210,725.38	84,936.83	181,667.67	$121,371.19	822,749.69		1,210,725.38	—	—	1,210,725.38
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,210,725.38	84,936.83	181,667.67	121,371.19	822,749.69	—	1,210,725.38	—	—	1,210,725.38

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	253,225.63	(86,266.22)	(184,443.36)	(118,103.07)	550,893.72	91,144.56	162,081.07	91,144.56	—	253,225.63
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,463,951.01	(1,329.39)	(2,775.69)	3,268.12	1,373,643.41	91,144.56	1,372,806.45	91,144.56	—	1,463,951.01

Cash Disbursements - Loans
							—
Loan Proceeds Checks	839,201.96				839,201.96		839,201.96			839,201.96
Expenses related to Loans	42,862.84				42,862.84		42,862.84			42,862.84

Subtotal - Loans	882,064.80	—	—	—	882,064.80	—	882,064.80	—	—	882,064.80

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	16,228.92				16,228.92		16,228.92			16,228.92
Bank Charges	3.00				3.00		3.00	—	—	3.00
Claims Funding*	18,143.38				18,143.38		18,143.38			18,143.38
Company Auto	1,528.91				1,528.91		1,528.91	—	—	1,528.91
Computer Costs	2,445.03				2,445.03		2,445.03	—	—	2,445.03
Dues And Subscriptions	300.00				300.00		300.00	—	—	300.00
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	2,476.92				2,476.92		2,476.92	—	—	2,476.92
Forms & Printing	3,889.48				3,889.48		3,889.48	—	—	3,889.48
Insurance	2,560.66				2,560.66		2,560.66	—	—	2,560.66
Meals & Entertainment	1,153.79				1,153.79		1,153.79	—	—	1,153.79
Miscellaneous	100.10				100.10		100.10	—	—	100.10
Office Expense	640.26				640.26		640.26	—	—	640.26
Postage	5,680.88				5,680.88		5,680.88	—	—	5,680.88
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	23,930.15				23,930.15		23,930.15	—	—	23,930.15
Repairs & Maintenance	—						—	—	—	—
Roadgard	42,217.00				42,217.00		42,217.00	—	—	42,217.00
Seminars & Meetings	1,855.00				1,855.00		1,855.00	—	—	1,855.00
Taxes & Licenses	5,991.91				5,991.91		5,991.91	—	—	5,991.91
Telephone	8,563.60				8,563.60		8,563.60	—	—	8,563.60
Temporary Agency Staff	—				—		—	—	—	—
Travel	2,978.74				2,978.74		2,978.74	—	—	2,978.74
Utilities	5,415.07				5,415.07		5,415.07	—	—	5,415.07
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	277,731.00				186,586.44	91,144.56	186,586.44	91,144.56	—	277,731.00
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	155,294.20				155,294.20		155,294.20	—	—	155,294.20
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	3,595.17				3,595.17		3,595.17	—	—	3,595.17

Total Other Cash Disbursements	582,723.17	—	—	—	491,578.61	91,144.56	491,578.61	91,144.56	—	582,723.17

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,464,787.97	—	—	—	1,373,643.41	91,144.56	1,373,643.41	91,144.56	—	1,464,787.97

	44,728.68	10,321.14	18,735.48	15,672.06	—	—	44,728.68	—	—	44,728.68

Book Balance per bank rec.	44,728.68	10,321.14	18,735.48	15,672.06

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,395,706.50
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,395,706.50

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206
Monthly Court Report for May-07
FED ID# 62-1618281

	Consoli- dated Totals	Peoples 5003363	Arms- trong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WAC- HOVIA DISBUR- SEMENT ACCOUNTS	WAC- HOVIA PAY- ROLL ACCOUNTS	Am South 50972871	Sun Trust 1000055472699	Sun Trust 1000055473010	AmSouth 50972898	First Tennessee 103193515	Oper- ating	Payroll
Beginning Cash Position	167,942.10	9,629.78	3,570.88	4,795.78	4,028.15	5,488.34	—	—	—	100.00	100.00	10,844.44	129,384.73	167,942.10	—

	—													—	—
TICO Cash Collected	—													—	—
SM Cash Collected	1,126,541.24	134,173.80	59,014.09	63,129.74	38,159.18	64,069.91	(929.12)		0.00	189.00	13,935.48	104,364.02	650,435.14	1,126,541.24	—
TIG Cash Collected	—													—	—
TPF Cash Collected	—													—	—
TCL Cash Collected	—													—	—
Other Income Collected	—													—	—

SUBTOTAL	1,126,541.24	134,173.80	59,014.09	63,129.74	38,159.18	64,069.91	(929.12)	—	—	189.00	13,935.48	104,364.02	650,435.14	1,126,541.24	—

	—													—	—
	—													—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	259,231.07	(135,964.98)	(54,413.61)	(64,575.44)	(35,542.08)	(63,736.30)	1,333,650.22	62,985.40	—	—	(9,394.07)	(103,626.43)	(670,151.64)	196,245.67	62,985.40
	—													—	—
	—													—	—
	—													—	—
	—													—	—

Total Cash Receipts and Transfers	1,385,772.31	(1,791.18)	4,600.48	(1,445.70)	2,617.10	333.61	1,332,721.10	62,985.40	—	189.00	4,541.41	737.59	(19,716.50)	1,322,786.91	62,985.40

														—
Cash Disbursements - Loans														—
														—
Loan Proceeds Checks	946,120.01						946,120.01							946,120.01
Expenses related to Loans	31,816.73						31,816.73							31,816.73

Subtotal - Loans	977,936.74	—	—	—	—	—	977,936.74	—	—	—	—	—	—	977,936.74	—

														—
														—
Cash Disbursements - Other														—
Advertising	21,092.46						21,092.46							21,092.46
Bank Charges	799.00						799.00							799.00	—
Claims Funding*	29,354.13						29,354.13							29,354.13
Company Auto	2,110.55						2,110.55							2,110.55	—
Computer Costs	3,009.31						3,009.31							3,009.31	—
Dues And Subscriptions	1,390.00						1,390.00							1,390.00	—
Employee Reimburse- ments - collections exp	—						—							—	—
Equipment Rental	116.96						116.96							116.96	—
Fixed Assets	32,165.58						32,165.58							32,165.58	—
Forms & Printing	5,881.25						5,881.25							5,881.25	—
Insurance	2,970.37						2,970.37							2,970.37	—
Meals & Entertainment	948.21						948.21							948.21	—
Miscellaneous	3,504.48						3,504.48							3,504.48	—
Office Expense	6,268.73						6,268.73							6,268.73	—
Postage	6,260.13						6,260.13							6,260.13	—
Prepaid Expenses	—						—							—	—
Prepaid Software ABS	—						—							—	—
Professional Fees-Ordinary Course	—						—							—	—
Rent	29,435.66						29,435.66							29,435.66	—
Repairs & Maintenance	4,145.57						4,145.57							4,145.57	—
Roadgard	—						—							—	—
Seminars & Meetings	—						—							—	—
Taxes & Licenses	8,198.00						8,198.00							8,198.00	—
Telephone	9,804.23						9,804.23							9,804.23	—
Temporary Agency Staff	—						—							—	—
Travel	1,551.32						1,551.32							1,551.32	—
Utilities	4,667.22						4,667.22							4,667.22	—
Interest to Finova	—						—							—	—
Payroll Paid TTG	—						—							—	—
Payroll Paid SMC	240,153.00						177,167.60	62,985.40						177,167.60	62,985.40
Restructuring Officer	—						—							—	—
Insurance Renewal	—						—							—	—
Voyager Payment	—						—							—	—
Pre-Filing Prepays	—						—							—	—
Deposit to Lender	—						—							—	—
US Trustee	—						—							—	—
Bankruptcy Professionals	—						—							—	—
Other	3,943.60						3,943.60							3,943.60	—

Total Other Cash Disburse-ments	417,769.76	—	—	—	—	—	354,784.36	62,985.40	—	—	—	—	—	354,784.36	62,985.40

														—

TOTAL ALL CASH DISBURSE- MENTS	1,395,706.50	—	—	—	—	—	1,332,721.10	62,985.40	—	—	—	—	—	1,332,721.10	62,985.40

	158,007.91	7,838.60	8,171.36	3,350.08	6,645.25	5,821.95	—	—	—	289.00	4,641.41	11,582.03	109,668.23	158,007.91	—

Book Balance per bank rec.	158,007.91	7,838.60	8,171.36	3,350.08	6,645.25	5,821.95			—	289.00	4,641.41	11,582.03	109,668.23

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	466,888.10
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$466,888.10

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for May-07
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(695,660.65)	107,464.00	447,319.60	(1,185,135.03)	(65,309.22)	(695,660.65)	—	—	(695,660.65)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,004,024.91	—		1,004,024.91	—	1,004,024.91	—	—	1,004,024.91
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	1,004,024.91	—	—	1,004,024.91	—	1,004,024.91	—	—	1,004,024.91

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	63,647.27	297.03	185,213.14	(244,799.81)	122,936.91	(59,289.64)	122,936.91	—	63,647.27
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,067,672.18	297.03	185,213.14	759,225.10	122,936.91	944,735.27	122,936.91	—	1,067,672.18

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	18.33			18.33		18.33			18.33

Subtotal - Loans	18.33	—	—	18.33	—	18.33	—	—	18.33

Cash Disbursements - Other	—					—
Advertising	42,587.32			42,587.32		42,587.32			42,587.32
Bank Charges	15,801.28			15,801.28		15,801.28	—	—	15,801.28
Claims Funding*	3,570.38			3,570.38		3,570.38			3,570.38
Company Auto	2,904.82			2,904.82		2,904.82	—	—	2,904.82
Computer Costs	5,656.93			5,656.93		5,656.93	—	—	5,656.93
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,380.89			3,380.89		3,380.89	—	—	3,380.89
Fixed Assets	21,986.70			21,986.70		21,986.70	—	—	21,986.70
Forms & Printing	1,377.89			1,377.89		1,377.89	—	—	1,377.89
Insurance	30,257.92			30,257.92		30,257.92	—	—	30,257.92
Meals & Entertainment	1,505.53			1,505.53		1,505.53	—	—	1,505.53
Miscellaneous	70.45			70.45		70.45	—	—	70.45
Office Expense	1,144.46			1,144.46		1,144.46	—	—	1,144.46
Postage	12,241.86			12,241.86		12,241.86	—	—	12,241.86
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	24,594.42			24,594.42		24,594.42	—	—	24,594.42
Professional Fees-Ordinary Course	20,162.14			20,162.14		20,162.14	—	—	20,162.14
Rent	12,853.66			12,853.66		12,853.66	—	—	12,853.66
Repairs & Maintenance	18,559.85			18,559.85		18,559.85	—	—	18,559.85
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	765.80			765.80		765.80	—	—	765.80
Telephone	5,448.85			5,448.85		5,448.85	—	—	5,448.85
Temporary Agency Staff	6,708.25			6,708.25		6,708.25	—	—	6,708.25
Travel	—			—		—	—	—	—
Utilities	7,604.30			7,604.30		7,604.30	—	—	7,604.30
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	221,249.66			146,384.81	74,864.85	146,384.81	74,864.85	—	221,249.66
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	5,644.52			5,644.52		5,644.52	—	—	5,644.52
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	791.89			791.89		791.89	—	—	791.89

Total Other Cash Disbursements	466,869.77	—	—	392,004.92	74,864.85	392,004.92	74,864.85	—	466,869.77

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	466,888.10	—	—	392,023.25	74,864.85	392,023.25	74,864.85	—	466,888.10

	(94,876.57)	107,761.03	632,532.74	(817,933.18)	(17,237.16)	(142,948.63)	48,072.06	—	(94,876.57)

Book Balance per bank rec.	(94,876.57)	107,761.03	632,532.74	(817,933.18)	(17,237.16)
		—
			—	—	—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for May-07
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	May-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for May-07
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers
Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-07

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00
* Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-07

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00

Other Operation as Expenses
Total Other Operational Costs	$0.00	$0.00
Other Income
Total Other Income	$0.00	$0.00

Other Expenses
Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

5/31/2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,551,013	—	—	3,551,013	72.0%	—	3,551,013	70.6%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	581,397	—	—	581,397	11.8%	—	581,397	11.6%
Late Charges	—	—	—	339,766	—	—	339,766	6.9%	—	339,766	6.8%

Total Interest Income	—	—	—	4,472,176	—	—	4,472,176	90.7%	—	4,472,176	88.9%
Interest Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Interest Income	—	—	—	4,472,176	—	—	4,472,176	90.7%	—	4,472,176	88.9%
Provision for Loan Losses
P&L Recoveries	—	—	—	(46,150)	—	—	(46,150)	-0.9%	(662)	(46,812)	-0.9%
Reserves	—	—	—	56,945	—	—	56,945	1.2%	—	56,945	1.1%
Cash	—	—	—	711,855	—	—	711,855	14.4%	—	711,855	14.1%

Total Provision	—	—	—	722,650	—	—	722,650	14.7%	(662)	721,988	14.3%
Net Interest included Provision	—	—	—	3,749,526	—	—	3,749,526		662	3,750,188
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	402,569	—	—	402,569	8.2%	—	402,569	8.0%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	31,147	—	—	31,147	0.6%	—	31,147	0.6%
Other Income	—	—	—	8,845	16,206	—	25,051	0.5%	101,399	126,450	2.5%

Total Direct Income	—	—	—	442,561	16,206	—	458,767	9.3%	101,399	560,166	11.1%
Total Revenue	—	—	—	4,914,737	16,206	—	4,930,943	100.0%	101,399	5,032,342	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,533,107	12,578	—	1,545,685	31.3%	—	1,545,685	30.7%
Commissions/Bonus	—	—	—	457,894	—	—	457,894	9.3%	—	457,894	9.1%
Benefits	—	—	—	203,560	1,202	—	204,762	4.2%	—	204,762	4.1%
Taxes	—	—	—	151,481	959	—	152,440	3.1%	—	152,440	3.0%
Other	—	—	—	23,642	—	—	23,642	0.5%	—	23,642	0.5%

Total Personnel	—	—	—	2,369,684	14,739	—	2,384,423	48.4%	—	2,384,423	47.4%
Building
Rent	—	—	—	212,970	825	—	213,795	4.3%	—	213,795	4.2%
Utilities	—	—	—	40,977	449	—	41,426	0.8%	—	41,426	0.8%
Depreciation	—	—	—	55,557	—	—	55,557	1.1%	—	55,557	1.1%
Other	—	—	—	15,074	—	—	15,074	0.3%	—	15,074	0.3%

Total Building	—	—	—	324,578	1,274	—	325,852	6.6%	—	325,852	6.5%
Telecommunications
Telephone	—	—	—	79,525	977	—	80,502	1.6%	—	80,502	1.6%
Computers	—	—	—	46,132	3,306	—	49,438	1.0%	—	49,438	1.0%
Office Expense	—	—	—	140,286	1,629	—	141,916	2.9%	—	141,916	2.8%
Other	—	—	—	—	10,842	—	10,842	0.2%	—	10,842	0.2%

Total Telecommunications	—	—	—	265,944	16,754	—	282,698	5.7%	—	282,698	5.6%
Advertising	—	—	—	173,036	—	—	173,036	3.5%	—	173,036	3.4%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	66,729	726,979	—	793,708	16.1%	—	793,708	15.8%
Collection Expense	—	—	—	3,942	—	—	3,942	0.1%	—	3,942	0.1%
Travel	—	—	—	88,715	—	—	88,715	1.8%	—	88,715	1.8%
Office Expense	—	—	—	—	—	—	—	0.0%	(5,335)	(5,335)	-0.1%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	5,774	—	—	5,774	0.1%	—	5,774	0.1%
Taxes & Licenses	—	—	—	32,928	821	—	33,749	0.7%	166	33,915	0.7%
Other	—	—	—	(84,031)	—	—	(84,031)	-1.7%	1,250	(82,781)	-1.6%

Total Other Expense	—	—	—	(45,330)	821	—	(44,509)	-0.9%	(3,919)	(48,428)	-1.0%

Total Direct Expense	—	—	—	3,969,948	760,567	—	4,730,514	95.9%	(4,581)	4,725,933	93.9%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	944,790	(744,361)	—	200,429	4.1%	105,980	306,409	6.1%
Income Tax (34%)	—	—	—	367,523	—	—	367,523	7.5%	—	367,523	7.3%

Net Income	—	—	—	577,266	(744,361)	—	(167,094)	-3.4%	105,980	(61,114)	-1.2%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru May 31, 2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	140,816,999	36	—	141,195,580	52.3%	10,166,085	151,361,666	55.5%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	1.3%
Fee Income	226,383	105,384	—	19,733,564	—	—	20,065,330	7.4%	51,566	20,116,897	7.4%
Late Charges	149,281	—	—	12,223,150	—	—	12,372,430	4.6%	1,064,348	13,436,778	4.9%

Total Interest Income	741,283	118,310	—	172,773,712	36	—	173,633,341	64.3%	14,957,402	188,590,743	69.2%
Interest Expense	113,794	52,912	0	6,815,753	6,945,084	—	13,927,543	5.2%	3,252,426	17,179,969	6.3%

Net Interest Income	627,489	65,398	(0)	165,957,959	(6,945,048)	—	159,705,799	59.2%	11,704,976	171,410,774	62.9%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(2,251,824)	(134,830)	—	(2,396,150)	-0.9%	(2,297,898)	(4,694,047)	-1.7%
Reserves	—	(20,000)	—	3,005,076	—	—	2,985,076	1.1%	(7,657,559)	(4,672,482)	-1.7%
Cash	557,239	64,134	4,612	41,411,570	7,396,688	—	49,434,242	18.3%	21,376,202	70,810,445	26.0%

Total Provision	547,854	44,024	4,612	42,164,823	7,261,857	—	50,023,169	18.5%	11,420,746	61,443,915	22.5%
Net Interest included Provision	79,635	21,375	(4,612)	123,793,137	(14,206,905)	—	109,682,630		284,230	109,966,860
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	20,785,010	—	—	20,785,010	7.7%	7,311,070	28,096,081	10.3%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	0.8%	69,787	2,255,222	0.8%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,835	387,835	0.1%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,304,413	—	—	1,305,309	0.5%	—	1,305,309	0.5%
Other Income	171,288	256,832	2,042,382	3,246,175	66,334,720	—	72,051,396	26.7%	(20,040,544)	52,010,853	19.1%

Total Direct Income	171,288	256,832	5,266,457	24,297,854	66,334,720	—	96,327,151	35.7%	(12,271,852)	84,055,299	30.8%
Total Revenue	912,570	375,142	5,266,457	197,071,567	66,334,756	—	269,960,492	100.0%	2,685,550	272,646,042	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	57,539,534	2,960,397	—	62,316,621	23.1%	5,103,807	67,420,428	24.7%
Commissions/Bonus	—	58,213	366,715	11,238,060	302,445	—	11,965,432	4.4%	481,502	12,446,934	4.6%
Benefits	6,989	12,842	142,412	7,092,985	121,447	—	7,376,675	2.7%	451,031	7,827,706	2.9%
Taxes	6,914	15,553	159,820	6,112,531	213,798	—	6,508,617	2.4%	575,970	7,084,587	2.6%
Other	—	—	66,338	334,418	83,006	—	483,762	0.2%	126,684	610,446	0.2%

Total Personnel	100,067	259,140	2,293,278	82,317,528	3,681,093	—	88,651,106	32.8%	6,738,994	95,390,100	35.0%
Building
Rent	392	9,889	184,677	8,064,345	297,840	—	8,557,143	3.2%	880,504	9,437,647	3.5%
Utilities	—	216	40,071	1,840,617	54,145	—	1,935,048	0.7%	152,662	2,087,710	0.8%
Depreciation	40,494	2,445	84,488	2,734,326	421,566	—	3,283,319	1.2%	630,151	3,913,470	1.4%
Other	428	257	—	577,027	12,079	—	589,791	0.2%	107,514	697,305	0.3%

Total Building	41,314	12,806	309,236	13,216,315	785,630	—	14,365,301	5.3%	1,770,830	16,136,131	5.9%
Telecommunications
Telephone	6,010	6,411	89,222	3,634,378	190,806	—	3,926,827	1.5%	384,636	4,311,463	1.6%
Computers	27,156	3,315	80,347	1,704,992	366,868	—	2,182,678	0.8%	379,889	2,562,566	0.9%
Office Expense	866	415	16,583	874,998	26,938	—	919,800	0.3%	90,206	1,010,007	0.4%
Other	—	—	(551)	—	10,842	—	10,291	0.0%	700	10,991	0.0%

Total Telecommunications	34,032	10,141	185,601	6,214,367	595,455	—	7,039,596	2.6%	855,431	7,895,027	2.9%
Advertising	—	113	43,816	5,894,872	4,720	—	5,943,520	2.2%	163,736	6,107,256	2.2%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.5%	1,580,370	2,848,327	1.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.2%
Professional Fees	2,386	9,408	36,482	1,022,360	49,919,875	—	50,990,511	18.9%	101,430	51,091,941	18.7%
Collection Expense	1,860	51	—	94,978	—	—	96,889	0.0%	633,804	730,693	0.3%
Travel	—	6,620	24,540	4,031,480	128,493	—	4,191,134	1.6%	207,618	4,398,752	1.6%
Office Expense	23,071	3,158	52,550	4,386,073	273,750	—	4,738,601	1.8%	475,458	5,214,059	1.9%
Entertainment	—	68	—	118,153	35	—	118,256	0.0%	126	118,382	0.0%
Amortization	—	—	101,806	458,882	—	—	560,688	0.2%	12,568,082	13,128,770	4.8%
Taxes & Licenses	5,636	3,405	20,599	1,118,619	106,280	—	1,254,539	0.5%	203,775	1,458,313	0.5%
Other	1,326	29,298	567,361	2,920,653	473,770	—	3,992,409	1.5%	2,313,182	6,305,591	2.3%

Total Other Expense	30,033	35,930	742,315	9,002,380	853,835	—	10,664,493	4.0%	15,560,623	26,225,115	9.6%

Total Direct Expense	871,340	431,143	3,639,880	172,042,813	70,176,043	—	247,161,219	91.6%	42,704,041	289,865,260	106.3%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	25,006,896	(3,761,835)	—	22,841,770	8.5%	(40,060,988)	(17,219,218)	-6.3%
Income Tax (34%)	—	—	66,684	9,630,331	5,481,666	—	15,178,682	5.6%	(10,708,208)	4,470,474	1.6%

Net Income	41,231	(56,002)	1,544,796	15,376,565	(9,243,501)	—	7,663,088	2.8%	(29,352,780)	(21,689,692)	-8.0%

*	PLEASE NOTE: YEAR TO DATE BALANCES INCLUDE JOURNAL ENTRIES MADE TO PRIOR PERIODS TO RECORD THE RETURN OF FUNDS FROM THE SENIOR LENDER AND THE SETTLEMENT PAYMENT TO THE SENIOR LENDER.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00
TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00
TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* Insider is defined in 11 U.S.C Section 101(31).		Form Mor - 3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	May-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets
Total Other Current Assets	$0.00	$0.00
Other Assets
Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity
Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)
Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.	Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

5/30/2007

	Premium	Commercial	Insurance			Corporate	Total	Discontinued Operations		Total	Total
	Finance	Lending	Group	Southern	Corporate	Eliminations	Continuing Ops	TICO	Reinsurance	Disc. Ops	Company
Assets
Cash/Investments	—	—	—	2,177,722	8,267,665	—	10,445,387	(52)	—	(52)	10,445,335
Restricted Cash	—	—	—	—	—	—	—	—	—	—	—
Finance Receivables, GROSS	—	—	—	81,680,665	—	—	81,680,665	—	—	—	81,680,665
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	437,009	—	—	437,009	—	—	—	437,009
Unearned Interest	—	—	—	(14,817,063)	—	—	(14,817,063)	—	—	—	(14,817,063)
Loss Reserve	—	—	—	(8,599,471)	—	—	(8,599,471)	—	—	—	(8,599,471)
Unearned Insurance	—	—	—	(1,015,586)	—	—	(1,015,586)	(7,311)	—	(7,311)	(1,022,897)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,422,183	—	—	6,422,183	—	—	—	6,422,183
Accumulated Depreciation	—	—	—	(4,817,359)	—	—	(4,817,359)	—	—	—	(4,817,359)
Accounts Receivable	73,260	—	(102)	77,254	5,871	—	156,283	(33,797)	—	(33,797)	122,485
Repossessed Automobiles	—	—	—	—	—	—	—	38,215	—	38,215	38,215
Intercompany Balance	730,836	57,761	(3,410,817)	(38,968,881)	80,679,647	(6,248,675)	32,839,871	(46,137,597)	13,297,726	(32,839,871)	0
Goodwill	—	—	—	17,956,202	—	—	17,956,202	—	—	—	17,956,202
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(101,139)	—	—	(101,139)	—	—	—	(101,139)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	—	—	—
Prepaid Assets	—	—	—	640,869	21,405	—	662,274	—	—	—	662,274
Other Assets	—	—	—	523,551	127,329	—	650,880	111	—	111	650,991

Total Assets	804,097	57,761	(3,410,919)	41,595,956	101,262,837	(18,409,595)	121,900,136	(46,140,432)	13,297,726	(32,842,705)	89,057,431
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,112,967	—	2,114,477	25,877	—	25,877	2,140,354
Notes Payable	—	—	67,738	—	—	—	67,738	—	—	—	67,738
Subordinated Notes Payable	—	—	—	—	94,539,736	—	94,539,736	1,517,097	—	1,517,097	96,056,834
Accounts Payable	4,236	1,509	13,541	616,042	94,854	—	730,183	16,003	—	16,003	746,186
Employee Savings	—	—	—	—	852,555	—	852,555	—	—	—	852,555
Income Taxes Payable	—	—	—	(609,748)	2,585,496	—	1,975,748	—	—	—	1,975,748
Claims Reserves	—	—	—	—	—	—	—	—	—	—	—
Accrued Liabilities - Other	—	—	—	2,301,883	649,309	—	2,951,192	152,461	—	152,461	3,103,653
Other Liabilities	296,177	—	—	56,048	43,246	—	395,471	1,772	—	1,772	397,243

Total Liabilities	300,413	1,509	82,789	2,364,226	100,878,163	—	103,627,099	1,713,211	—	1,713,211	105,340,310
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(372,316)	56,252	(4,702,440)	38,414,136	(68,783,890)	(19,187,192)	(54,575,450)	(47,978,706)	13,297,726	(34,680,979)	(89,256,430)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	—	—	—	3,678,924	60,699,613	—	64,378,537	125,063	—	125,063	64,503,600

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	39,231,730	384,674	(18,409,595)	18,273,037	(47,853,642)	13,297,726	(34,555,916)	(16,282,879)
Total Liabilities & Stockholders’ Equity	804,097	57,761	(3,410,919)	41,595,956	101,262,837	(18,409,595)	121,900,136	(46,140,432)	13,297,726	(32,842,705)	89,057,431

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	May 31, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$95,861.85	$95,861.85	Bi-Weekly	EFT	0
FICA-Employee	0	$118,983.48	$118,983.48	Bi-Weekly	EFT	0
FICA-Employer	0	$118,983.48	$118,983.48	Bi-Weekly	EFT	0
Unemployment	0	$2,948.39	$2,948.39	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$336,777.21	$336,777.21	$0.00		$0.00
State and Local
Withholding	0	$2,732.81	$2,732.81	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$0.50	$0.50	Bi-Weekly		0
Real Property	0	$1,061.72	$1,061.72
Personal Property	0	1,210.25	$1,210.25
Other:	0	21,499.09	$21,499.09			0
Total State and Local Taxes	$0.00	$26,504.37	$26,504.37	$0.00		$0.00
TOTAL TAXES		$363,281.58	$363,281.58			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for May-07

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	12,825.42	4,679.38	8,146.04
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	12,825.42	4,679.38	8,146.04

Cash Disbursements
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	13,790.18	4,679.38	9,110.80
Employee Witholding of Insurance/etc	(964.76)		(964.76)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	12,825.42	4,679.38	8,146.04

	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 5/11/2007	Period Ending 5/25/2007	Period Ending	Total
Corporate
Salary expense	$4,173.85	$4,173.85		$8,347.70
FICA/FUTA/SUTA	$318.55	$318.55		$637.10
401(k) match	$63.00	$63.00		$126.00
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$4,555.40	$4,555.40	$—	$9,110.80
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$2,115.38	$2,115.38		$4,230.76
FICA/FUTA/SUTA	$160.85	$160.85		$321.70
401(k) match	$63.46	$63.46		$126.92
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$2,339.69	$2,339.69	$—	$4,679.38
Period Total	$6,895.09	$6,895.09	$—	$13,790.18
401(k) payable	$(444.69)	$(444.69)		$(889.38)
Payable to reimbursement	$—	$—		$—
Dental insurance	$—	$—		$—
Cancer insurance	$—	$—		$—
Life insurance	$(4.76)	$(4.76)		$(9.52)
Contingent health liability	$(32.93)	$(32.93)		$(65.86)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—
Company car	$—	$—	$—

	$6,412.71	$6,412.71	$—	$12,825.42
	$(482.38)	$(482.38)	$—	$(964.76)
				$—
				$—
Net Checks		$—	$—	$—
Direct Deposits	$4,401.04	$4,401.05		$8,802.09
Wage Garnishments	$—	$—		$—
Federal Tax	$745.65	$745.65		$1,491.30
EE SS Tax	$388.53	$388.52		$777.05
ER SS Tax	$388.52	$388.52		$777.04
EE Med Tax	$90.87	$90.87		$181.74
ER Med Tax	$90.86	$90.86		$181.72
State/local Tax	$307.22	$307.22		$614.44
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$6,412.69	$6,412.69	$—	$12,825.38

				$—
reconciliation	$(0.02)	$(0.02)	$—	$(0.04)
Accrual	$482.36	$482.36	$—	$964.72

PAYROLL - TICO

	Period Ending 5/11/2007	Period Ending 5/25/2007	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$2,115.38	$2,115.38	$—	$4,230.76
FICA/FUTA/SUTA	$160.85	$160.85	$—	$321.70
401(k) match	$63.46	$63.46	$—	$126.92
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$2,339.69	$2,339.69	$—	$4,679.38
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$2,339.69	$2,339.69	$—	$4,679.38
Total
Salary expense	$2,115.38	$2,115.38	$—
FICA/FUTA/SUTA	$160.85	$160.85	$—
401(k) match	$63.46	$63.46	$—
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$2,339.69	$2,339.69	$—

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	May-07		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(65,309.22)	—	—	—	—	—		(65,309.22)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	754,365.84	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	122,936.91
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	754,365.84	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	122,936.91

Cash Disbursements - Loans
Gross Wages	1,579,818.71	93,997.22	429,324.19	387,805.62	174,153.35	176,308.27	165,769.51	152,460.55
Federal Tax	143,767.13	6,969.64	38,591.45	35,823.86	15,299.86	14,504.20	14,917.10	17,661.02
SS Tax	90,556.46	5,719.41	24,975.87	21,888.85	10,022.16	10,564.19	9,940.65	7,445.33
Med Tax	22,229.70	1,337.61	6,063.79	5,450.00	2,465.03	2,470.59	2,324.85	2,117.83
EIC	(117.32)	—	—	(117.32)	—	—	—	—
State Tax	39,585.52	2,320.00	49.05	15,941.89	6,483.11	6,481.65	534.92	7,774.90
Advance	—	—	—	—	—	—	—	—
Mileage	875.00	650.00	(725.00)	—	—	—	—	950.00
Miscellaneous	(38,516.39)	(2,271.59)	(11,359.95)	(10,171.72)	(5,504.58)	(5,277.75)	(3,930.80)	—
Shortage	—	—	—	—	—	—	—	—
STD	200.00	—	—	200.00	—	—	—	—
Medical	2,021.18	138.50	681.42	481.98	127.42	243.76	177.28	170.82
401K Loans	34,672.19	1,362.98	8,255.07	9,114.70	3,212.38	4,502.48	4,382.80	3,841.78
401K Deducts	5,919.26	80.50	2,786.12	1,050.02	644.24	171.36	86.54	1,100.48
AHL Dental	16,847.13	589.79	4,838.99	4,406.44	1,929.61	511.60	125.00	4,445.70
AHL Cancer	7,141.86	263.30	1,774.36	1,878.76	662.68	951.16	990.24	621.36
AHL Life	1,269.32	84.48	373.76	380.38	87.68	99.90	52.04	191.08
Flex Med	3,525.49	197.82	1,017.31	773.54	421.71	402.42	384.07	328.62
Dep Care	3,551.94	38.46	380.00	642.00	200.00	342.30	38.46	1,910.72
Stop Payment Fee	368.00	—	368.00	—	—	—	—	—
Garnishment fee	—	—	—	—	—	—	—	—
Garnishment	64.00	4.00	25.00	17.00	6.00	6.00	6.00	—
Bankrpc	816.66	—	166.98	241.06	408.62	—	—	—
Child support	195.00	—	—	—	195.00	—	—	—
Tax Levy	8,216.30	601.66	2,851.68	1,839.46	859.00	1,102.76	961.74	—
Fringe	546.34	—	—	396.66	41.34	—	—	108.34
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	8.00	—	8.00	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	9,774.30	—	—	—	—	—	—	—
Federal Tax	148,594.50	601.66	3,018.66	2,477.18	1,503.96	1,102.76	961.74	108.34
EE SS Tax	94,370.55	6,969.64	38,591.45	35,823.86	15,299.86	14,504.20	14,917.10	17,661.02
ER SS Tax	94,370.47	5,719.41	24,975.87	21,888.85	10,022.16	10,564.19	9,940.65	7,445.33
EE Med Tax	23,121.63	5,719.38	24,975.87	21,888.41	10,022.13	10,564.71	9,940.63	7,445.30
ER Med Tax	23,121.71	1,337.61	6,063.79	5,450.00	2,465.03	2,470.59	2,324.85	2,117.83
State Tax	41,880.62	1,337.59	6,063.80	5,449.46	2,465.05	2,471.13	2,324.82	2,117.87
Futa	2,012.25	2,320.00	49.05	15,941.89	6,483.11	6,481.65	534.92	7,774.90
Suta	9,433.82	211.74	562.22	288.70	305.84	164.45	313.80	0.50
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85
Manual Checks	—

Total Other Cash Disbursements	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85

TOTAL ALL CASH DISBURSEMENTS	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85

	(17,237.16)	—	—	—	—	—	—	(17,237.16)

Book Balance per bank rec.	(17,237.16)		—		—	—		(17,237.16)
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	May-07

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		$78,745,099
Plus Amounts billed during the period		$13,255,771
Sold Receivables during month
Less Amounts collected during the period		($10,320,205)
Total Accounts Receivable at the end of the reporting period		$81,680,665

Accounts Receivable Aging		Amount
0-30 days old		$78,147,131
31-60 days old		$1,809,246
61-90 days old		$768,348
91+ days old		$955,940
Total Accounts Receivable		$81,680,665
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)		$81,680,665

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 5/31/07

Aged Accounts Receivable

(Gross Balance as of 5/31/07)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$74,201,854	$74,201,854	$—	$—	$—
Potential (1-30)	$3,945,277	$3,945,277	$—	$—	$—
31 - 60 Days	$1,809,246	$1,809,246	$—	$—	$—
61 - 90 Days	$768,348	$768,348	$—	$—	$—
91 and Over	$955,940	$955,940	$—	$—	$—
Total Delinquency	$7,478,811	$7,478,811	$—	$—	$—
Total Gross Receivables	$81,680,665	$81,680,665	$—	$—	$—

Post Accounts Payable
(As of 5/31/07)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for May-07

			HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	79,750,986.00	(3,410,817.00)	57,761.00	733,168.00	(37,934,191.00)	(46,243,627.00)
Cash Transfers between companies	(0.00)		1,298,774.14				(1,404,969.25)	106,195.11
Expenses paid by Corporate - expensed in subsidiaries (treated as	(0.00)		(370,113.21)				370,279.29	(166.08)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		—				—
Payroll	—
Analysis charges	—
Audit & tax accrual	—		—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 5/31/07	(0.00)	6,248,675.00	80,679,646.93	(3,410,817.00)	57,761.00	733,168.00	(38,968,880.96)	(46,137,597.97)

	(0.00)	6,248,675.00	80,679,646.93	(3,410,817.00)	57,761.00	733,168.00	(38,968,880.96)	(46,137,597.97)

Balance Sheet -May 31, 2007	—	6,248,675.00	80,679,647.93	(3,410,817.00)	57,761.00	733,168.00	(38,968,881.00)	(46,137,597.00)